Earnings Per Share	12 Months Ended
Jun. 30, 2015
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]
Note 13 - Earnings Per Share

The Company calculates earnings per share in accordance with ASC 260, Earnings Per Share, which requires a dual presentation of basic and diluted earnings per share. Basic earnings per share are computed using the weighted average number of shares outstanding during the fiscal year. Potentially dilutive common shares consist of convertible bonds (using the if-converted method) and exercisable warrants. The following table sets forth the computation of basic and diluted net income per common share:

	2015	2014
Numerator:
Net income attributable to ordinary shareholders for computing
net income per ordinary share – basic	$1,406,519	$6,828,308
Loss on valuation of warrants	7,906,529	-
Loss on valuation of convertible bonds	-	156,199
Net income attributable to ordinary shareholders for computing net income per ordinary share – diluted	$9,313,048	$6,984,507

Denominator:
Weighted average number of shares used in calculating net income per ordinary share – basic	6,462,577	4,560,000
Adjustments for
- Execution of convertible bonds	-	-
- Execution of stock warrant	-	-

Weighted average number of shares used in calculating net income per ordinary share – diluted	6,462,577	4,560,000

The 8,057,403 warrants were not included in the computation of diluted earnings per share as their effects would have been anti-dilutive since the average share price for the years ended June 30, 2015 was lower than the warrants exercise price.

Net income per ordinary share – basic	$1.44	$1.53
Net income per ordinary share – diluted	$1.44	$1.53